SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement

_________________

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

_________________

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Garrison Capital Inc.

(Name of Registrant as Specified in its Charter)

____________________________________

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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GARRISON CAPITAL INC.
1290 Avenue of the Americas, Suite 914
New York, New York 10104

March 20, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Garrison Capital Inc. (the “Company”) to be held on May 1, 2019 at 10:00 a.m., Eastern Time, at the offices of Garrison Investment Group LP, located at 1290 Avenue of the Americas, Suite 914, New York, New York.

The Notice of Annual Meeting of Stockholders and the proxy statement, which are accessible on the Internet or by request, provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect two directors of the Company and (2) ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. I will also report on the Company’s progress since the last meeting and respond to stockholders’ questions.

It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, if possible, as it saves the Company significant time and processing costs. On the Notice of Internet Availability of Proxy Materials, you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,

/s/ Joseph Tansey

Joseph Tansey
Chief Executive Officer

GARRISON CAPITAL INC.
1290 Avenue of the Americas, Suite 914
New York, NY 10104
(212) 372-9590

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 1, 2019

Notice is hereby given to the stockholders of Garrison Capital Inc. (the “Company”) that:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Garrison Investment Group LP, located at 1290 Avenue of the Americas, Suite 914, New York, New York, on May 1, 2019 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect two Class I directors of the Company who will each serve until the 2022 annual meeting of stockholders or until his successor is duly elected and qualifies; and

2.	To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on March 6, 2019. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet.

Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

By Order of the Board of Directors,

/s/ Matthew Lambert
Matthew Lambert
Secretary

New York, New York
March 20, 2019

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

GARRISON CAPITAL INC.
1290 Avenue of the Americas, Suite 914
New York, NY 10104
(212) 372-9590

PROXY STATEMENT
For
2019 Annual Meeting of Stockholders
To Be Held on May 1, 2019

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 372-9590.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Garrison Capital Inc. (the “Company,” “we,” “us” or “our”) for use at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 1, 2019 at 10:00 a.m., Eastern Time, at the offices of Garrison Investment Group LP (“Garrison Investment Group”), located at 1290 Avenue of the Americas, Suite 914, New York, New York, and at any postponements or adjournments thereof. This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) are being provided to stockholders (“Stockholders”) of the Company of record as of March 6, 2019 (the “Record Date”) via the Internet on or about March 20, 2019. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record as of the Record Date.

Stockholders may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input the control number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your control number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders that vote via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting but does not wish to give a proxy by the Internet, the Stockholder may (1) attend the Annual Meeting in person or (2) request and submit a proxy card or vote by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is exercised (1) by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, (2) by attending the Annual Meeting and voting in person or (3) by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class I directors of the Company who will each serve until the 2022 annual meeting of stockholders or until his successor is duly elected and qualifies (“Proposal 1”); and
2.	To ratify the selection of RSM US LLP (“RSM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 2”).

Voting Securities

You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 16,049,352 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. If there are not enough votes present for a quorum, the chairman of the Annual Meeting will have the power to adjourn the Annual Meeting to permit the further solicitation of proxies.

Abstentions. Abstentions will be treated as shares present for purposes of determining whether a quorum is present.

Broker Non-Votes. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for purposes of determining whether a quorum is present.

Votes Required

Election of Directors

The election of a director requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes.

Abstentions. With respect to approval of Proposal 1, abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election of directors.

Broker Non-Votes. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1 at the Annual Meeting. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your broker cannot vote with respect to Proposal 1.

Ratification of Independent Registered Public Accounting Firm

The ratification of the appointment of RSM to serve as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.

Abstentions. With respect to approval of Proposal 2, abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the ratification of the appointment of RSM to serve as the Company’s independent registered public accounting firm.

Broker Non-Votes. Proposal 2 is a routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will be permitted to exercise voting discretion with respect to Proposal 2 at the Annual Meeting. Therefore, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or other nominee will be able to vote your shares for you on Proposal 2.

Adjournment and Additional Solicitation

If there appears not to be enough votes to approve the proposals at the Annual Meeting, the chairman of the Annual Meeting will have the power to adjourn the Annual Meeting to permit the further solicitation of proxies.

A Stockholder vote may be taken on Proposal 1 or Proposal 2 prior to any such adjournment if there are sufficient votes for approval of such proposal.

Appraisal Rights

Stockholders who vote against either proposal will not have appraisal or other similar rights with respect to such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

In addition to the solicitation of proxies by use of the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company, officers or employees of Garrison Capital Advisers LLC, the Company’s investment adviser (“Garrison Capital Advisers”), Garrison Capital Administrator LLC, the Company’s administrator (“Garrison Capital Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $10,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares but will ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there are no persons who would be deemed to “control” us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The following table sets forth, as of the Record Date, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group.

Name and address (1)	Type of ownership	Shares owned	Percentage of outstanding common stock
Corbin Capital Partners, L.P. and affiliates (2)	Record/Beneficial	1,724,334	10.7%
RiverNorth Capital Management, LLC (3)	Beneficial	1,330,952	8.3%
Caxton Corporation and affiliates (4)	Beneficial	1,217,722	7.6%
Joseph Tansey (5)	Record/Beneficial	925,906	5.8%
Brian Chase (6)	Record/Beneficial	71,035	*
Daniel Hahn(7)	Beneficial	5,600	*
Cecil Martin (8)	Record/Beneficial	6,000	*
Joseph Morea(9)	Beneficial	4,500	*
Matthew Westwood (10)	Record/Beneficial	15,800	*
All executive officers and directors as a group (6 persons)	Record/Beneficial	1,028,841	6.4%

_________

(1)	The business address for each officer and director is c/o Garrison Investment Group, 1290 Avenue of the Americas, Suite 914, New York, New York 10104.
(2)

The address for Corbin Capital Partners, L.P. and its affiliates is 590 Madison Avenue, 31st Floor, New York, New York 10022. The number of shares beneficially owned is based on a Schedule 13G/A filed by Corbin Capital Partners, L.P. on February 1, 2019, which Schedule 13G/A reflects shared voting power over 1,724,334 shares by each of Corbin Capital Partners, L.P. and Corbin Capital Partners Group, LLC and shared voting power over 1,232,220 shares by Corbin Opportunity Fund, L.P.

(3)

The address for RiverNorth Capital Management, LLC is 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. The number of shares beneficially owned by RiverNorth Capital Management, LLC is based on a Schedule 13G/A filed by RiverNorth Capital Management, LLC on February 14, 2019, which Schedule 13G/A reflects sole voting power over 1,330,952 shares.

(4)

The address for Caxton Corporation and its affiliates is 731 Alexander Road, Bldg. 2, Suite 500, Princeton, New Jersey 08540. The number of shares beneficially owned is based on a Schedule 13G/A filed by Caxton Corporation on February 14, 2019, which Schedule 13G/A reflects shared voting power over 1,217,722 shares by each of Caxton Corporation and Bruce S. Kovner and shared voting power over 811,282 shares by CDK Associates, L.L.C.

(5)

Mr. Tansey is a control person of Garrison Investment Group and its affiliates. The shares of Common Stock shown in the above table as being owned by him reflect the fact that, due to his control of such entities, he may be viewed as having investment power over the 266,931 and 455,777 shares of Common Stock owned of record by Garrison Capital Fairchild I Ltd. and Garrison Capital Fairchild II Ltd., respectively. In each case, all of the voting rights to such shares have been passed through to the ultimate limited partners or members, as the case may be. In addition, the shares of Common Stock shown in the above table as being owned by Mr. Tansey reflect the fact that, due to his control of such entities, he may be viewed as having investment and voting power over an aggregate of 67,202 shares owned of record by Garrison Capital Advisers Holdings MM LLC. Mr. Tansey additionally owns 135,996 shares directly. Mr. Tansey owns 2.1% of these shares of record and 100% of these shares beneficially.

(6)	Mr. Chase owns 6.0% of these shares of record and 100% of these shares beneficially.
(7)	Mr. Hahn owns 100% of these shares beneficially.
(8)	Mr. Martin owns 50.0% of these shares of record and 100% of these shares beneficially.
(9)	Mr. Morea owns 100% of these shares beneficially.
(10)	Mr. Westwood owns 36.7% of these shares of record and 100% of these shares beneficially.
*	Less than 1 percent.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers and any persons holding more than 10% of its Common Stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based on a review of Forms 3, 4 and 5 filed by directors, other executive officers and any person holding more than 10% of the Common Stock and other information provided to the Company, the Company believes that during the year ended December 31, 2018, no such person failed to file such reports by their specific due dates.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Cecil Martin	$10,001 – $50,000
Joseph Morea	$10,001 – $50,000
Matthew Westwood	Over $100,000
Interested Directors
Joseph Tansey	Over $100,000
Brian Chase	Over $100,000

___________

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s bylaws, the Board currently has five members. Two of these members are interested directors and three are independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”). Messrs. Cecil Martin, Joseph Morea and Matthew Westwood qualify as Independent Directors.

Directors are divided into three classes and are elected for staggered terms, with a term of office of one of the three classes of directors expiring each year. After this election, the terms of Class I, II and III will expire in 2022, 2020 and 2021, respectively. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualifies.

A Stockholder can vote for or against, or abstain from voting with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of Joseph Tansey and Brian Chase, the persons named as proxies, to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Mr. Tansey or Mr. Martin will be unable or unwilling to serve.

If either nominee is not elected by the Stockholders at the Annual Meeting, in accordance with the Company’s Certificate of Incorporation, such nominee will continue to serve as a director until his successor is elected and qualifies or until his earlier resignation, removal from office, death or incapacity.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. Each of the nominees for Class I director currently serves as a director of the Company.

Messrs. Tansey and Martin have each been nominated for election as a Class I director for a term expiring at the 2022 annual meeting of stockholders. Messrs. Tansey and Martin are not being proposed for election pursuant to any agreement or understanding between either Mr. Tansey or Mr. Martin and the Company.

Nominees for Class I Directors

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Director
Joseph Tansey (46)(3)	Chairman of the Board and Chief Executive Officer	2011	2019 (2022 if reelected)	President – Garrison Investment Group (2007 – present)	None

Independent Director
Cecil Martin (77)	Director	2011	2019 (2022 if reelected)	Independent Commercial Real Estate Investor	Director – Comstock Resources, Inc. (1988 – 2018)

Class II Director (continuing director not up for re-election at the Annual Meeting)

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Independent Director
Matthew Westwood (48)	Director	2011	2020	Retired	None

Class III Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Director
Brian Chase (41)(4)	Chief Operating Officer and Director	2011	2021	Chief Operating Officer and Chief Financial Officer – Garrison Investment Group (2007 – present)	None
Independent Director
Joseph Morea (63)	Director	2015	2021	Principal – Berkeley Realty Ventures LLC (2012 – present)

Director – Industrial Logistics Properties Trust (January 2018 – Present)

Director – Tremont Mortgage Trust (June 2017 – Present)

Director – RMR Real Estate Income Fund (May 2016 – present)

Trustee – Eagle Growth and Income Opportunities Fund (April 2015 – present)

Director – TravelCenters of America LLC (February 2015 – present)

Trustee – THL Credit Senior Loan Fund (June 2013 – present)

(1)	The business address of each director and nominee is c/o Garrison Investment Group, 1290 Avenue of the Americas, Suite 914, New York, New York 10104.

(2)

With the exception of Mr. Martin and Mr. Morea, as disclosed herein, no director otherwise currently serves, or has served during the past five years, as a director of a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Exchange Act or an investment company registered under the 1940 Act.

(3)	Mr. Tansey is an interested director due to his position as Chief Executive Officer of the Company and as President of Garrison Investment Group.
(4)	Mr. Chase is an interested director due to his position as Chief Operating Officer of the Company and Chief Operating Officer and Chief Financial Officer of Garrison Investment Group.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

The Nasdaq Global Select Market (“Nasdaq”) corporate governance requirements require listed companies to have a board of directors with at least a majority of Independent Directors. Under Nasdaq corporate governance requirements, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his responsibilities. On an annual basis, each of our directors is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance requirements, the 1940 Act and our corporate governance guidelines. The Board has determined that each of Messrs. Martin, Morea and Westwood is independent under the Nasdaq corporate governance requirements and the 1940 Act. Our corporate governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Secretary of any change in circumstance that may cause his status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Valuation Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by Garrison Capital Advisers as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of Garrison Capital Advisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

The Board’s Composition and Leadership Structure

The 1940 Act and Nasdaq corporate governance requirements require that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). Joseph Tansey, President of Garrison Investment Group, Chairman of the Board and our Chief Executive Officer is an interested person of the Company. The Board believes that it is in the best interests of our investors for Mr. Tansey to lead the Board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below.

The Board does not have a lead Independent Director. However, Mr. Martin, the Chairman of the Audit Committee, Mr. Morea, the Chairman of the Nominating and Corporate Governance Committee, and Mr. Westwood, the Chairman of the Valuation Committee, are Independent Directors and act as liaisons between the Independent Directors and management between meetings of the Board. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between Garrison Capital Advisers and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes has prepared each director to be an effective member of the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of the Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Joseph Tansey has served as Chairman of the Board and Chief Executive Officer since 2011 and is a member of our investment committee. He has served as President of Garrison Investment Group since its formation in March 2007. Prior to forming Garrison Investment Group, Mr. Tansey was a managing director at Fortress Investment Group LLC from 2002 to 2007 and a partner of Drawbridge Special Opportunities Fund from its inception in August 2002 to March 2007. At Drawbridge Special Opportunities Fund, Mr. Tansey was responsible for investment and loan structuring with a focus on structured finance and real estate transactions. Most recently, he ran Drawbridge Special Opportunities Fund’s rediscount lending business. From 1998 to 2002, Mr. Tansey worked at Goldman Sachs & Co. in Tokyo, Hong Kong and New York as a member of the Asian Special Situations Group, the Real Estate Principal Investment Group and the Mortgages Department. Prior to joining Goldman Sachs, Mr. Tansey worked at Starwood Capital Group from 1995 to 1998 where he was involved in the acquisition and management of real estate operating businesses and distressed debt. Mr. Tansey received a B.A. and a B.S. from The University of Pennsylvania. Mr. Tansey’s experiences with Garrison Investment Group and several other investment groups and his focus on middle-market lending and structured finance led our Nominating and Corporate Governance Committee to conclude that Mr. Tansey is qualified to serve as a director.

Brian Chase has served as our Chief Operating Officer since March 2019 and as a director since 2011 and is a member of our investment committee. Previously he served as our Chief Financial Officer and Treasurer from 2011 to March 2019.  He joined Garrison Investment Group at its formation in March 2007 and currently serves as its chief operating officer and chief financial officer with responsibility for structuring of funds, financing, operations, tax, accounting and general administration. Prior to joining Garrison Investment Group, from 2005 until March 2007, Mr. Chase was chief financial officer of the Distressed Securities business at The Blackstone Group, where he was responsible for building and overseeing the fund infrastructure and operations. From 2002 until 2005, Mr. Chase was a controller for Fortress Investment Group LLC where he helped develop and oversee the fund’s accounting, tax, financing and operations. Prior to joining Fortress Investment Group, Mr. Chase worked at UBS Alternative Investment Group, a manager of equity and distressed hedge funds, and in the Capital Markets Group at PricewaterhouseCoopers LLP specializing in hedge fund audits. Mr. Chase received a B.S. from the State University of New York at Binghamton and is a Certified Public Accountant (inactive). Mr. Chase’s experiences with Garrison Investment Group and several other investment groups and his focus on the middle market led our Nominating and Corporate Governance Committee to conclude that Mr. Chase is qualified to serve as a director.

Independent Directors

Cecil Martin has served as a director since 2011. Mr. Martin is an independent commercial real estate investor. Mr. Martin served as a director of Comstock Resources, Inc. from 1988 to August 2018 and was a member of its audit committee. From 2006 until March 2014, he served on the board of directors of Crosstex Energy, Inc. and Crosstex Energy, L.P. and was a member of the audit committee, the risk management committee and the compensation committee of Crosstex Energy, L.P. and Crosstex Energy, Inc. Mr. Martin also served as chair of the compensation committee of Crosstex Energy, L.P. From 2006 through 2008, Mr. Martin was a director and chairman of the audit committee of Bois d’Arc Energy, Inc. In addition, from 1973 to 1991, he served as chairman of a public accounting firm in Richmond, Virginia. Mr. Martin received a B.B.A. from Old Dominion University and is a Certified Public Accountant in the Commonwealth of Virginia. Mr. Martin’s experience as an accountant and past and ongoing service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Martin is qualified to serve as a director.

Joseph Morea has served as a director since 2015. Mr. Morea is currently a Principal for Berkeley Realty Ventures, LLC, a position he has held since August 2012. Mr. Morea has also served as a director for Industrial Logistics Properties Trust, a REIT primarily investing in industrial and logistics properties, since January 2018, for Tremont Mortgage Trust, a real estate finance company primarily investing in first mortgage loans secured by middle market and transitional commercial real estate, since June 2017, for RMR Real Estate Income Fund, an investment company primarily investing in common and preferred securities issued by REITs and other real estate companies, since May 2016, for Eagle Growth and Income Opportunities Fund, an investment company of FourWood Capital Advisors, LLC primarily investing in equity and fixed income securities, since April 2015, for TravelCenters of America LLC, a company that operates full-service facilities along highways, since February 2015 and for THL Credit Senior Loan Fund, an investment company of FourWood Capital Advisors, LLC primarily investing in bank loans, since June 2013. Additionally, he served as a director for Equity Commonwealth, a real estate investment trust, from July 2012 to March 2014. Prior to joining Berkeley Realty Ventures, Mr. Morea served as the Vice Chairman and Managing Director of RBC Capital Markets from 2003 through June 2012. In this position, Mr. Morea led the U.S. Equity Capital Markets Division, the U.S. Investment Banking Division and the U.S. Commitment Committee. Earlier in his career, Mr. Morea held positions in equity capital markets at UBS, Inc., PaineWebber, Inc. and Smith Barney, Inc. and was a branch manager at Merrill Lynch Pierce Fenner & Smith, Inc. Mr. Morea received a B.S. from Albany State University and a M.B.A. from The Peter J. Tobin College of Business at St. John’s University. Mr. Morea is also an inactive Certified Public Accountant. Mr. Morea’s extensive knowledge of capital markets and his experience as a director with other investment companies led the Nominating and Corporate Governance Committee to conclude that Mr. Morea is qualified to serve as a director.

Matthew Westwood has served as a director since 2011. Mr. Westwood most recently served as the managing director and principal of Wilshire Associates Incorporated from 1997 to 2010. While at Wilshire Associates Incorporated, Mr. Westwood was also a senior investment professional for Wilshire Private Markets, a global private equity fund of funds. At Wilshire Private Markets, Mr. Westwood focused on private equity partnership investments, co-investments and secondary investments with responsibility for investment strategy, market research, portfolio construction, investment sourcing, due diligence and interfacing with institutional clients and consultants. Prior to joining Wilshire Associates Incorporated, Mr. Westwood worked at Ernst & Young LLP from 1992 to 1996 where he managed audit and consulting engagements for both public and private clients. During his career, Mr. Westwood has served on numerous private equity limited partner advisory boards, including serving as a member of the board of directors of the Pittsburgh Venture Capital Association from July 2004 to June 2006 and as a member of the board of directors of Wilshire Associates Incorporated’s 401k Committee from December 2006 to March 2010. Mr. Westwood received a B.S. from Villanova University and an M.B.A. from the University of Pittsburgh. Mr. Westwood is currently an inactive Certified Public Accountant. Mr. Westwood’s experience at a senior level in the asset management industry and as an accountant led our Nominating and Corporate Governance Committee to conclude that Mr. Westwood is qualified to serve as a director.

Committees of the Board

The Board has established an Audit Committee, Nominating and Corporate Governance Committee, Valuation Committee and Compensation Committee. For the fiscal year ended December 31, 2018, the Board held eight meetings, the Valuation Committee held eight meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held two meetings and the Compensation Committee held one meeting. During the fiscal year ended December 31, 2018, all directors attended 75% or more of the aggregate number of meetings of the Board and all committees of the Board on which they served. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the Annual Meeting. Each of our five directors attended the 2018 annual meeting of stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Martin, Morea and Westwood, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance requirements. Mr. Martin serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, reviewing the adequacy of our internal accounting controls, reviewing and discussing with management and the independent accountants our financial statements prior to the filings of our annual and quarterly reports and reviewing and approving all related party transactions. The Board has determined that Mr. Martin is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Martin, Morea and Westwood, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance requirements. Mr. Morea serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a Stockholder if such Stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to Garrison Capital Inc., c/o Matthew Lambert, Secretary, 1290 Avenue of the Americas, Suite 914, New York, New York 10104. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each director nominee: full name, age, business address and residence address; principal occupation or employment during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the Nasdaq corporate governance requirements, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Valuation Committee

The members of our Valuation Committee are Messrs. Martin, Morea and Westwood, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance requirements. Mr. Westwood serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for making recommendations to the Board in accordance with the valuation policies and procedures adopted by the Board (the “Valuation Policies”), reviewing valuations and any reports of independent valuation firms, confirming valuations are made in accordance with the Valuation Policies and reporting any deficiencies or violations of such valuation procedures to the Board on at least a quarterly basis and reviewing such other matters as the Board or the Valuation Committee shall deem appropriate. The Valuation Committee uses the services of one or more independent valuation firms to help them determine the fair value of securities. The Valuation Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

Compensation Committee

The members of our Compensation Committee are Messrs. Martin, Morea and Westwood, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance requirements. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other executive officers of the Company. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The Compensation Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

Compensation Committee Interlocks and Insider Participation

Messrs. Martin, Morea and Westwood served as members of the Compensation Committee during the year ended December 31, 2018. None of the relationships described in Item 407(e)(4)(iii) of Regulation S-K existed with respect to the Company during the year ended December 31, 2018.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company by writing to Investor Relations Department, Garrison Capital Inc., 1290 Avenue of the Americas, Suite 914, New York, New York 10104, by calling us collect at (212) 372-9590 or by visiting our website at www.garrisoncapitalbdc.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Garrison Capital Inc., c/o Matthew Lambert, Secretary, 1290 Avenue of the Americas, Suite 914, New York, New York 10104. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Officers who are not Directors

Set forth below is certain information regarding our officers who are not directors.

Name, Address and Age(1)	Position held with Company	Principal Occupation During the Past 5 Years
Matthew Lambert (38)	Chief Compliance Officer and Secretary

General Counsel, Garrison Investment Group (March 2018 – present); Chief Compliance Officer, Garrison Investment Group (August 2018 – present); Director and Associate General Counsel, Garrison Investment Group (January 2011 – March 2018).

Daniel Hahn (35)	Chief Financial Officer and Treasurer

Chief Financial Officer, Garrison Investment Group Corporate Credit Business (March 2019 - Present); Controller, Garrison Investment Group (May 2017- March 2019) and Assistant Treasurer, Garrison Investment Group (May 2018- March 2019); Director of Finance, The Blackstone Group (June 2013 – March 2015)

(1)

The business address of each officer is c/o Garrison Investment Group, 1290 Avenue of the Americas, Suite 914, New York, New York 10104. Each officer holds office until his successor is chosen and qualified or until his earlier resignation or removal.

Matthew Lambert has served as our Chief Compliance Officer and Secretary since October 2018. Mr. Lambert has served as General Counsel of Garrison Investment Group since March 2018 and Chief Compliance Officer of Garrison Investment Group since August 2018. Mr. Lambert joined Garrison Investment Group in January 2011 and previously held the roles of Director and Associate General Counsel, where he had oversight and worked on all legal and compliance matters.  From 2008 to 2010, Mr. Lambert was an associate at Goldberg Weprin LLP, specializing in real estate finance, real estate acquisitions, restructuring and bankruptcy transactions. From 2005 to 2008, Mr. Lambert was an associate at Thacher Proffitt & Wood LLP, specializing in structured finance, capital markets and securitization transactions. Mr. Lambert received a J.D. from St. Johns University School of Law and a B.A. from Colgate University.  He is licensed to practice in the State of New York.

Daniel Hahn has served as our Chief Financial Officer and Treasurer since March 2019 and is a member of our investment committee. Previously he served as our Controller from May 2017 to March 2019 and our Assistant Treasurer from May 2018 to March 2019.  He joined Garrison Investment Group, our affiliate, in March 2015 and currently serves as a Managing Director with responsibility for the financing, accounting, operations and reporting of the Corporate Credit business. Prior to joining Garrison Investment Group, from June 2013 to March 2015, Mr. Hahn was a Director of Finance at The Blackstone Group, where he was responsible for building and overseeing the fund infrastructure and operations of Blackstone Mortgage Trust, Inc., a publicly-traded mortgage REIT. From January 2010 to June 2013, Mr. Hahn was an Assistant Vice President at Barclays Capital where he worked in the structured capital markets finance group. Prior to joining Barclays Capital, Mr. Hahn worked at PricewaterhouseCoopers LLP where he provided audit and advisory services to financial services clients. Mr. Hahn received a B.S. and a B.A. from the State University of New York at Buffalo and is a CFA charterholder.

Code of Conduct and Joint Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which applies to the Company’s directors, executive officers, officers and their respective staffs. The Code of Conduct is posted on the Company’s website at www.garrisoncapitalbdc.com and we intend to disclose any material amendments to or waivers of required provisions of the Code of Conduct on a current report on Form 8-K or on our website.

We and Garrison Capital Advisers have adopted and maintain a Joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. You may read and copy the Joint Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the Joint Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the Joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. The Joint Code of Ethics is posted on the Company’s website at www.garrisoncapitalbdc.com.

Insider Trading Policy

The Company has adopted an Insider Trading Policy that, among other items, prohibits the hedging, short-selling and margining of (borrowing against) the Company’s securities by all directors, managers, partners, officers and employees of the Company, Garrison Capital Advisers or Garrison Investment Group.  In addition, the Insider Trading Policy discourages such persons from making any other transaction in the Company’s securities that is of a short-term, speculative nature.

Compensation of Directors

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2018. No compensation is paid to directors who are “interested persons” of the Company.

	Year ended December 31, 2018
Name	Fees earned or paid in cash(1)	All other compensation(2)	Total compensation from the Company
Independent Directors
Cecil Martin	$108,697	—	$108,697
Joseph Morea	$91,221	—	$91,221
Matthew Westwood	$106,443	—	$106,443
Interested Directors
Brian Chase	—	—	—
Joseph Tansey	—	—	—

(1)	The amounts listed are for the year ended December 31, 2018. For a discussion of the Independent Directors’ compensation, see below.
(2)

We did not award any portion of the fees earned by our directors in stock or options during the year ended December 31, 2018, we do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.

Our Independent Directors each receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting. In addition, the Chairman of each of the Valuation Committee and the Audit Committee receives an annual fee of $10,000 for their additional services in these capacities and the Chairman of the Nominating and Corporate Governance Committee receives an additional annual fee of $5,000 for his additional services in this capacity. No compensation is paid to directors who are not independent of the Company and Garrison Capital Advisers. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. The Board reviews and determines the compensation of our Independent Directors.

Certain Relationships and Related Party Transactions

We have entered into agreements with Garrison Capital Advisers, in which our senior management and members of our investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with Garrison Capital Advisers that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of Garrison Capital Advisers and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by Garrison Capital Advisers or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, Garrison Capital Advisers intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the written allocation policy of Garrison Investment Group and its affiliated investment advisers, including Garrison Capital Advisers, so that we are not disadvantaged in relation to any other client.

Policies and Procedures for Managing Conflicts

Garrison Capital Advisers and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between Garrison Capital Advisers’ fiduciary obligations to us and the similar fiduciary obligations of its affiliates to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among clients of Garrison Capital Advisers and its affiliates. An investment opportunity that is suitable for multiple clients of Garrison Capital Advisers and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Garrison Capital Advisers’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Garrison Capital Advisers may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by Garrison Capital Advisers and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the written allocation policy of Garrison Investment Group and its affiliated advisers, including Garrison Capital Advisers. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by Garrison Capital Advisers and reviewed by our Independent Directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by Garrison Capital Advisers and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with Garrison Capital Advisers’ pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by Garrison Capital Advisers or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on each account’s available capital in the asset class being allocated, up to the amount proposed to be invested by each account. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by Garrison Investment Group and its affiliates. In situations where co-investment with other accounts managed by Garrison Capital Advisers or its affiliates is not permitted or appropriate, Garrison Investment Group and Garrison Capital Advisers will need to decide which client will proceed with the investment. The allocation policy of Garrison Investment Group and its affiliated investment advisers provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. We, Garrison Investment Group and Garrison Capital Advisers obtained exemptive relief from the SEC on January 12, 2015 to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with other accounts managed by Garrison Capital Advisers or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from Garrison Capital Advisers may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We originally entered into an investment advisory agreement (the “Advisory Agreement”) with Garrison Capital Advisers on October 9, 2012, which Advisory Agreement was most recently amended and restated on August 14, 2018, pursuant to which we pay Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

The management fee and incentive fee paid to Garrison Capital Advisers are based on the value of our investments, and there may be a conflict of interest when personnel of Garrison Capital Advisers are involved in the valuation process for our portfolio investments in addition to the incentives the incentive fee structure may create for Garrison Capital Advisers to make speculative investments. Garrison Capital Advisers was paid management fees and incentive fees under the Advisory Agreement for the fiscal year ended December 31, 2018 in the amount of $6.1 million and zero, respectively, and for the fiscal year ended December 31, 2017 in the amount of $5.5 million and zero, respectively. The address of Garrison Capital Advisers is 1290 Avenue of the Americas, Suite 914, New York, New York 10104.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) pursuant to which Garrison Capital Administrator furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services. Under the Administration Agreement, Garrison Capital Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. Garrison Investment Group is the sole member of and controls Garrison Capital Administrator. For the fiscal years ended December 31, 2018 and 2017, the Company reimbursed Garrison Capital Administrator in the amount of $1.1 million and $1.1 million, respectively, for services provided under the Administration Agreement. The address of Garrison Capital Administrator is 1290 Avenue of the Americas, Suite 914, New York, New York 10104.

License Agreement

We have entered into a license agreement (the “License Agreement”) with Garrison Investment Group pursuant to which Garrison Investment Group has granted us a non-exclusive, royalty-free license to use the name “Garrison.” Under the License Agreement, we have a right to use the Garrison name for so long as Garrison Capital Advisers or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Garrison” name.

Staffing Agreement

Garrison Capital Advisers has entered into a staffing agreement (the “Staffing Agreement”) with Garrison Investment Group. Under the Staffing Agreement, Garrison Investment Group makes available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel and other resources of Garrison Investment Group and its affiliates. The Staffing Agreement provides Garrison Capital Advisers with access to deal flow generated by the professionals of Garrison Investment Group and commits the members of Garrison Capital Advisers’ investment committee to serve in that capacity. Garrison Capital Advisers capitalizes on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Garrison Investment Group’s investment professionals.

Related Party Transactions Policy

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Joint Code of Ethics.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board engaged RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 on March 18, 2019. The Board does not know of any direct or indirect financial interest of RSM in the Company. Representative(s) of RSM will attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

RSM served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2018. The audit reports of RSM on the Company’s financial statements as of and for the years ended December 31, 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The following table sets forth RSM’s fees pertaining to the fiscal years ended December 31, 2017 and 2018, respectively (dollars in thousands):

	Fiscal Year Ended
	December 31, 2017	December 31, 2018
Audit Fees	$455	$534
Audit-Related Fees	-	-
Tax Fees	17	18
All Other Fees	-	-
Total Fees	$472	$552

Audit Fees:  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees:  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees:  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees:  Other fees include fees billed for products and services, other than the services described above.

Pre-approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. All audit, audit-related, tax and other services provided by RSM to the Company during the fiscal year ended December 31, 2018 were approved by the Audit Committee in accordance with such policy. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Audit Committee Report(1)

The following is the report of the Audit Committee of Garrison Capital Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2018 (the “Audited Financial Statements”).

The Audit Committee has reviewed and discussed the Audited Financial Statements with management and RSM US LLP (“RSM”), the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of RSM’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (the “SEC”). The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with RSM their independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from RSM confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of RSM’s audit and all fees paid to RSM during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and audit-related services performed by RSM for the Company. The Audit Committee has reviewed and considered the compatibility of RSM’s performance of audit-related services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Board of Directors approve the Audited Financial Statements and recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

February 26, 2019

The Audit Committee

Cecil Martin, Chairman
Joseph Morea
Matthew Westwood

 ___________

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the proposals at the Annual Meeting, then either the presiding officer of the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them, unless marked to be voted against any proposal for which an adjournment is sought, for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available, without charge, on our website at www.garrisoncapitalbdc.com or upon request by writing to us or by calling us collect at (212) 372-9590. Please direct your written request to Garrison Capital Inc., c/o Matthew Lambert, Secretary, 1290 Avenue of the Americas, Suite 914, New York, New York 10104. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the Proxy Statement, the Annual Report or Notice of Internet Availability of Proxy Materials may be delivered to two or more Stockholders who share an address unless we have received contrary instructions from one or more of the Stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us collect at (212) 372-9590. Please direct your written requests to Garrison Capital Inc., c/o Matthew Lambert, Secretary, 1290 Avenue of the Americas, Suite 914, New York, New York 10104.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2020 annual meeting of Stockholders will be held in May 2020, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in our proxy statement for the 2020 annual meeting of Stockholders must be submitted by eligible Stockholders who have complied with the relevant regulations of the SEC and received no later than November 21, 2019.

In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including nomination of a director, is to brought before the next annual meeting of the Stockholder, such Stockholder must provide timely notice thereof in writing addressed to Garrison Capital Inc., c/o Matthew Lambert, Secretary, 1290 Avenue of the Americas, Suite 914, New York, New York 10104. Notices of intention to present proposals, including nomination of a director, at the 2020 annual meeting must be received by the Company between November 21, 2019 and 5:00 p.m., Eastern Time, on December 21, 2019. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2020 annual meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Garrison Capital Inc.
Attn: Chief Compliance Officer
1290 Avenue of the Americas, Suite 914
New York, New York 10104

The Audit Committee Members may be contacted at:

Garrison Capital Inc.
Attn: Chairman of Audit Committee
Email: GARS@openboard.info
Website: http://www.openboard.info/GARS/
Phone: 1-866-899-9218

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

/s/ Matthew Lambert
Matthew Lambert
Secretary

New York, New York

March 20, 2019

See the reverse side of this notice to obtain  proxy materials and voting instructions.  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on <mtgdate>.  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  Meeting Information  Meeting Type: <mtgtype>  For holders as of: <recdate>  Date: Time: <mtgtime>  Location:  0000362666_1 R1.0.1.17  GARRISON CAPITAL INC.  GARRISON CAPITAL INC.  ATTN: CORPORATE SECRETARY  1290 AVENUE OF THE AMERICAS  SUITE 914  NEW YORK, NY 10104  Annual Meeting  March 06, 2019  May 01, 2019  May 01, 2019 10:00 AM EDT  Garrison Investment Group LP  1290 Avenue of the Americas  Suite 914  New York, New York 10104

Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  How To Vote  .  Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  How to View Online:  Have the information two weekhat is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  .  0000362666_2 R1.0.1.17  1. Notice & Proxy Statement 2. Form 10-K  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 17, 2019 to facilitate timely delivery.

Voting items  0000362666_3 R1.0.1.17  The Board of Directors recommends you vote FOR the following:  1. Election of Directors  Nominees  1A Joseph Tansey 1B Cecil Martin The Board of Directors recommends you vote FOR the following proposal:  2. Ratification of selection of RSM US LLP to serve as independent registered public accounting firm for fiscal  year ending December 31, 2019.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date  0 0 0  0 0 0  0 0 0  0000362667_1 R1.0.1.17  GARRISON CAPITAL INC.  ATTN: CORPORATE SECRETARY  1290 AVENUE OF THE AMERICAS  SUITE 914  NEW YORK, NY 10104  VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 11:59 P.M. Eastern Time the day before the cut-off date or  meeting date. Have your proxy card in hand when you access the web site and  follow the instructions to obtain your records and to create an electronic voting  instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials,  you can consent to receiving all future proxy statements, proxy cards and annual reports  electronically via e-mail or the Internet. To sign up for electronic delivery, please follow  the instructions above to vote using the Internet and, when prompted, indicate that you  agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59  P.M. Eastern Time the day before the cut-off date or meeting date. Have your  proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have  provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,  NY 11717.  The Board of Directors recommends you vote FOR  the following:  1. Election of Directors  Nominees  For Against Abstain  1A Joseph Tansey 1B Cecil Martin The Board of Directors recommends you vote FOR the following proposal: For Against Abstain  2. Ratification of selection of RSM US LLP to serve as independent registered public accounting firm for fiscal  year ending December 31, 2019.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as  attorney, executor, administrator, or other fiduciary, please give full  title as such. Joint owners should each sign personally. All holders must  sign. If a corporation or partnership, please sign in full corporate or  partnership name, by authorized officer.

0000362667_2 R1.0.1.17  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K is/  are available at www.proxyvote.com  GARRISON CAPITAL INC.  Annual Meeting of Stockholders  May 1, 2019 10:00 AM  This proxy is solicited by the Board of Directors  The stockholder(s) hereby appoint(s) Joseph Tansey and Brian Chase, or either of them, as proxies, each with  the power to appoint its substitute, and hereby authorizes them to represent and to vote, as designated on the  reverse side of this ballot, all of the shares of common stock of GARRISON CAPITAL INC. that the  stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Garrison  Investment Group LP, 1290 Avenue of the Americas, Suite 914, New York, New York 10104, and any  adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is  made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side